Exhibit 10.19

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

BIO-RAD LABORATORIES SUPPLY AGREEMENT

Supply Agreement

This SUPPLY AGREEMENT (“Agreement”) is entered into as of August 1, 2019 (the “Effective Date”) by and between BIO-RAD LABORATORIES, INC. (“Bio-Rad”) and BIODESIX, INC., (“Purchaser”) (collectively, the “parties”).

1.	Supply Relationship; License Agreement.

1.1

This Agreement establishes the terms and conditions under which Purchaser may purchase Bio-Rad Products (as defined in Section 3.1). Additionally, the parties intend, and Purchaser hereby represents and warrants, that Purchaser shall use the Bio-Rad Products in conjunction with certain Non-Exclusive License Agreement between the parties effective August 1, 2019 (“License Agreement”). This Agreement hereby includes all exhibits attached hereto, and also incorporates by reference the License Agreement. In the event of a conflict between this Agreement and the License Agreement, the terms of the License Agreement shall control unless expressly stated by this Agreement or any amendment to this Agreement and the Parties agree to such statement.

1.2

Purchaser’s failure to abide by the License Agreement, including any restrictions associated with use of the Licensed Products to provide Contract Services in the Field of Use in the Territory (as these terms are defined in the License Agreement), shall also constitute a material breach of this Agreement, such that Bio-Rad may seek any and all remedies available in such event.

1.3

In the event that Purchaser does not purchase any Bio-Rad Products under this Agreement for a consecutive [***] month period, then Bio-Rad may terminate the License Agreement as set forth in Article 15 of the License Agreement.

2.	Exhibits.

The following exhibits are attached:

a.	Calendar Year 2020 Droplet Digital PCR Reagents (ddPCR) Product and Pricing List (Exhibit A)

b.	2020 Categorical Discount Structure for ddPCR Items in the US (Exhibit B)

c.	2020-2025 Price Increase Structure for ddPCR Items in the US (Exhibit C)

d.	Sample Product Insert (Exhibit D)

e.	Order Points List (Exhibit E)

BIO-RAD LABORATORIES SUPPLY AGREEMENT

In case of any conflict between the provisions of the exhibits and those of the Agreement (without exhibits), the provisions of the Agreement (without exhibits) will prevail unless the conflicting term in an exhibit is expressly stated to supersede the terms of the Agreement and the Parties agree to such exhibit.

Where a provision below states “except as otherwise provided in an exhibit”, the exception shall be binding only if (x) it is expressly set forth in the exhibit, and (y) it references the provision below being amended. Any exception that meets these requirements shall be deemed an amendment to the provision solely with respect to the exhibit that contains the exception.

3.	Ordering.

3.1

Entities Authorized to Purchase. Purchaser and certain affiliates of Purchaser identified in Exhibit E (collectively, the “Purchaser Entities”) may purchase all Bio-Rad products under the Droplet Digital PCR Reagent product category, as further described in Exhibit A. The subset of products that Purchaser intends to purchase immediately following execution of this contract are identified in Exhibit A (“Bio-Rad Products”) from Bio-Rad and certain affiliates of Bio-Rad also identified in Exhibit B01 (collectively, the “Bio-Rad Selling Entities”), subject to the terms and conditions of this Agreement.

3.2

Purchaser Orders. The Purchaser Entities will order Bio-Rad Products by issuing purchase orders to their corresponding Bio-Rad Selling Entities. All purchase orders are subject to acceptance in writing. The Bio-Rad Selling Entities will act promptly to accept or reject purchase orders by issuing order acknowledgements. If a Bio-Rad Selling Entity does not provide written notice of its rejection within [***] business days after receiving the purchase order, the purchase order will be deemed accepted. Except as otherwise permitted in the last paragraph of Section 14.2, neither party may cancel a purchase order after acceptance.

4.	Delivery; Returns.

4.1

Delivery. Except as otherwise provided in an exhibit, all Bio-Rad Products are sold under CPT (Incoterms® 2010). Except as otherwise provided in an exhibit, Bio-Rad Products may be delivered in installments and each installment invoiced separately. Except as otherwise provided in an exhibit, all risk of loss and damage will pass to the Purchaser Entities upon delivery of the Bio-Rad Products to Purchaser. The Bio-Rad Selling Entities will not be liable for any delays in transit. Except as otherwise provided in an exhibit, Bio-Rad Products will be delivered in Bio-Rad’s standard packaging and labeling. The Purchaser Entities shall not rebrand or relabel the products.

4.2	Lead Time. Except as provided in an exhibit, Bio-Rad Selling Entities shall deliver routinely ordered “off the shelf” product to the address designated on the Purchaser Entities Purchase

BIO-RAD LABORATORIES SUPPLY AGREEMENT

Order no later than [***] business days from acceptance of Purchase Order. Custom assays routinely ordered shall be delivered no later than [***] business days from acceptance of Purchase order. Custom assays in development orders require [***] business day lead times. Lead times may vary for orders which are two (2) times or greater above the then-current forecast. Failure of any Selling Entity to meet the Lead Time requirement shall entitle Purchasing Entity to a ten percent (10%) discount on that portion of any order which did not meet the Lead Time requirement.

4.3

Returns. Bio-Rad Products may not be returned to any Bio-Rad Selling Entity without the prior written consent of such Bio-Rad Selling Entity and the issuance of a return authorization number, such authorization not to be unreasonably withheld.

5.

Forecasts. Except as otherwise provided in an exhibit, on or about the Effective Date and at the start of each calendar quarter, each Purchaser Entity will provide its corresponding Bio-Rad Selling Entity with a [***] month rolling forecast of its expected demand for each Bio-Rad Product expected to be purchased in the subsequent [***] month period. Except as otherwise provided in an exhibit, all forecasts are for planning purposes only and shall not create any binding obligations on the parties, except as per 4.2; Lead Times. A failure to comply with the terms of any forecast shall not constitute a breach of this Agreement. Purchaser acknowledges that any items not forecasted at least three [***] ahead of target delivery date may experience a delay from our standard shipping times.

6.

Changes. Except as otherwise provided in an exhibit, Bio-Rad may make any changes to Bio-Rad Products and to product specifications, suppliers, raw materials, manufacturing processes or location, and other similar product-related terms at any time in its sole and absolute discretion. In the event that changes are to raw materials, the manufacturing process or location, or would knowingly impact the form, fit or function of the Bio Rad product, Bio Rad shall provide Purchasing Entity at least [***] months’ prior written notice of any change that may affect the form, fit, function, product labeling or chemical composition of the product and give Purchasing Entity an opportunity to test any changed Bio-Rad Products to identify whether or not the change impacts Purchasing Entity’s ability to perform Covered Services. In the event that Bio-Rad makes a change to any Bio-Rad Product that eliminates its form, fit or function such that the Purchasing Entity cannot perform Covered Services (as defined in the License Agreement), Bio-Rad will be responsible at its sole cost for replacing any such Bio-Rad Product with a compatible Bio-Rad product, or other 3rd party product as may be necessary, that allows Purchasing Entity to perform Covered Services.

In the event of a conflict between the terms set forth in this Section and the terms in an applicable quality agreement, then the terms of the applicable quality agreement shall control.

BIO-RAD LABORATORIES SUPPLY AGREEMENT

7.

Minimum Quantities. Except as otherwise provided in an exhibit and in accepted purchase orders, the Purchaser Entities are not obligated to purchase, and the Bio-Rad Selling Entities are not obligated to sell, any minimum quantities of products under this Agreement.

8.	Nonconforming Products.

8.1

Inspection and Rejection. The Purchaser Entities shall inspect all Bio-Rad Products within [***] business days of receipt (“Inspection Period”). Each Purchaser Entity will be deemed to have accepted Bio-Rad Products unless it notifies its corresponding Bio-Rad Selling Entity in writing of any Nonconforming Products during the Inspection Period and furnishes written evidence of nonconformity as reasonably required by the Bio-Rad Selling Entity. “Nonconforming Products” means only the following: (i) the product shipped is different than the product ordered; (ii) the product’s label or packaging incorrectly identifies its contents; and (iii) product does not meet Selling Entity’s published specifications; (iv) Transit Damage. If the quantity of product delivered is more than the quantity ordered, the Purchaser Entity may purchase the excess quantity or return the excess quantity to the Bio-Rad Selling Entity at the Bio-Rad Selling Entity’s expense.

8.1.1

Specifications. Purchaser is required to provide any product information, including any applicable Certificate of Analysis and Material Safety Data Sheet, to third parties to the extent that such information is legally required to accompany the Bio-Rad Products upon sale, transfer, or otherwise. The parties recognize and agree that there are other parameters by which the Bio-Rad Products may be evaluated that are beyond the control of Bio-Rad and that, while such other parameters may determine the suitability of the Bio-Rad Products for Purchaser’s further use, such other parameters shall not be used to determine acceptance of the Bio-Rad Products for purposes of this Agreement. Only the parameters for the Bio-Rad Products, as specified in the product insert, shall be used to determine acceptance of the Bio-Rad Products.

8.2

Replacement or Refund. If a Purchaser Entity timely notifies a Bio-Rad Selling Entity of any Nonconforming Product, the Bio-Rad Selling Entity shall, at the Purchaser Entity’s option, (i) replace such Nonconforming Product with conforming product, or (ii) credit or refund the purchase price for such Nonconforming Product.

8.3

Exclusive Remedies. The Purchaser Entities acknowledge and agree that the remedies set forth in Section 8 are their sole and exclusive remedies for the delivery of Nonconforming Products or excess quantity.

9.	Pricing and Payment Terms.

BIO-RAD LABORATORIES SUPPLY AGREEMENT

9.1

Prices; Price Adjustments; Taxes. The prices to the Purchaser Entities for Bio-Rad Products are set forth in Exhibit A, and associated discounts for broader product categories are set forth in Exhibit B. Except as otherwise provided in an exhibit, the Bio-Rad Selling Entities may change the price for each Bio-Rad Product at any time but not more than once every [***] months and by no greater than [***], unless stated otherwise in Exhibit C, attached hereto and incorporated herein. The Bio-Rad Selling Entities will communicate price changes by written notice to the Purchaser Entities no less than [***] days prior to the change. Except as otherwise provided in an exhibit, prices do not include transportation, handling and insurance charges; and prices exclude all sales, use, value added or similar taxes. All such charges and taxes will appear as separate items on invoices and shall be paid by the Purchaser Entities. Prices also do not include installation and training, except as otherwise provided in an exhibit.

9.2

Terms of Payment. Except as otherwise provided in an exhibit, The Purchaser Entities shall pay all invoiced amounts due to the Bio-Rad Selling Entities within 30 days from the date of the invoice. The Purchaser Entities shall make all payments by the payment method and in the currency required by the invoice. All monies more than [***] days past due shall bear interest at a rate of one and [***] per month. Interest will be calculated daily and compounded monthly. Unless otherwise mutually agreed to in writing, all payments shall be by one of the following methods:

a. Wire transfer in U.S. dollars payable to Bio-Rad through

Bank Name: [***]

Account Name: [***].

Account Number: [***]

Routing number: [***]

Swift Code: [***]

or

b. Check in U.S. dollars, payable to Bio-Rad Laboratories, Inc., drawn on a U.S. bank.

9.3

No Setoff. The Purchaser Entities may not withhold, offset, recoup or debit any amounts owed (or to become due and owing) to the Bio-Rad Selling Entities against any amounts owed (or to become due and owing) to them by any of the Bio-Rad Selling Entities.

10.	Warranties.

Bio-Rad Products are covered by Bio-Rad’s standard product warranties that are referenced in the exhibits for the products. These standard product warranties include certain exclusions and limitations and are incorporated into this Agreement by reference. EXCEPT FOR BIO-

BIO-RAD LABORATORIES SUPPLY AGREEMENT

RAD’S STANDARD PRODUCT WARRANTIES, THE BIO-RAD SELLING ENTITIES MAKE NO WARRANTIES WHATSOEVER WITH RESPECT TO BIO-RAD PRODUCTS. THE REMEDIES CONTAINED IN BIO-RAD’S STANDARD PRODUCT WARRANTIES SHALL BE THE PURCHASER ENTITIES’ SOLE AND EXCLUSIVE REMEDIES, AND THE BIO-RAD SELLING ENTITIES’ ENTIRE LIABILITY, FOR ANY BREACH OF WARRANTY.

11.	Records; Audits.

Purchaser shall have the right to conduct routine audits and inspections (“Routine Audits”) of Bio-Rad’s manufacturing facilities and its manufacturing and quality control processes and records in order to examine Bio-Rad’s compliance with the terms of this Agreement. Purchaser may conduct a Routine Audit every twelve (12) months, at mutually convenient times, and upon no less than sixty (60) days advanced written notice to Bio-Rad and at its own expense. In addition, Purchaser shall have the right to conduct non-routine audits and inspections (“For Cause Audits”) with at least thirty (30) days advance written notice if the Purchaser Entities receive any written complaints regarding Bio-Rad Products from third parties, such as customers, or if a Routine Audit uncovers any material concerns or issues that Bio-Rad agrees to address. The parties shall schedule For Cause Audits as soon as reasonably practicable, but generally with no less than ten (10) days advanced written notice to Bio-Rad. All audits shall take place during regular business hours, and Bio-Rad may impose other reasonable conditions upon the conduct of all audits. This Section shall be subject to any additional rights, obligations, or restrictions set forth in the Quality Agreement between the parties dated September 7, 2017.

12.	Confidentiality. The Parties are subject to Article 11 of the License Agreement (“Confidentiality”).

13.	Limitation of Liability. The parties are subject to Article 13 of the License Agreement (“Limitation of Liabilities”).

14.	Term and Termination.

14.1

Term. The initial term of this Agreement shall be from the Effective Date of this Agreement until [***] years from the Effective Date (“Initial Period”). At the end of the Initial Period, this Agreement shall terminate, unless both Parties agree to renew this Agreement prior to the end of initial term. The initial term and any extension period are referred to collectively as the “Term.”

14.2	Termination. The parties shall have the right to terminate this Agreement upon the occurrence of one or more of the following events described in sections 12.2.1 through 12.2.3.

BIO-RAD LABORATORIES SUPPLY AGREEMENT

14.2.1

If a party or one of its affiliates fails to pay any amount due hereunder at the time such amount becomes due, and if such party or its affiliate fails to cure such failure to pay within [***] calendar days after the other party gives written notice thereof, then the other party may immediately terminate this Agreement.

14.2.2

If a party or one of its affiliates breaches or fails to perform any obligation, term or condition of this Agreement, and if such party or its affiliate fails to cure any such breach or failure within [***] days after the other party gives written notice thereof, then the other party may immediately terminate this Agreement.

14.2.3

Either party may terminate this Agreement if the other party or any of the other party’s affiliates becomes insolvent; makes an assignment for the benefit of its creditors; files a voluntary bankruptcy or reorganization petition; fails to vacate the appointment of a receiver or a trustee for it, or for any part of its business, within sixty [***] from the date of such appointment; or fails to vacate, set aside, or have dismissed any insolvency proceeding under any law governing, or applicable, to it within sixty [***] from the date of the commencement of any such proceeding.

Upon the happening of any one of the events specified above for which Bio-Rad has the right to terminate, Bio-Rad Selling Entities shall have the right to declare all sums immediately due and payable, to cancel any outstanding purchase orders, and/or to discontinue supplying the Purchaser Entities with Bio-Rad Products until such event is cured to Bio-Rad’s reasonable satisfaction, without terminating this Agreement, and without thereby prejudicing Bio-Rad’s rights to terminate this Agreement.

14.3

Effect of Termination or Expiration. Termination or expiration of this Agreement for any reason shall not impair the obligations of the Purchaser Entities to pay any and all amounts payable at the time such amounts are or become due.

14.4

No Damages for Termination. NEITHER THE BIO-RAD SELLING ENTITIES NOR THE PURCHASER ENTITIES SHALL BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY OR SPECIAL DAMAGES OF ANY KIND, ON ACCOUNT OF THE TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 14, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

14.5

Survival of Terms. The obligations of the parties under sections 7, 8, 12.3, 12.4, 12.5, and 13, shall survive expiration or termination of this Agreement. In the event of expiration or termination of this Agreement, the terms of this Agreement shall remain applicable to any orders that the Purchaser Entities have previously placed with the Bio-Rad Selling Entities.

BIO-RAD LABORATORIES SUPPLY AGREEMENT

15.	Miscellaneous.

15.1

Notices. All notices and other communications required to be given hereunder shall be sufficient if in writing and if delivered (i) by personal delivery, by prepaid overnight or national courier service, or by certified mail, postage prepaid, to the addresses set forth below, or (ii) by facsimile to the facsimile numbers provided below.

15.2

Severability. If any provision of this Agreement shall be held to be prohibited or unenforceable in any jurisdiction, such provision shall be deemed ineffective only in such jurisdiction. The remaining provisions of this Agreement shall remain in full force and effect. The parties shall use their best efforts to replace the provision prohibited or held unenforceable with a legal provision approximating the original intent of the parties as far as possible.

15.3

Entire Agreement; No Waiver. The exhibits attached to this Agreement are hereby incorporated as a part of this Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof, and no modification or waiver of any of the provisions, or any future representation, promise or addition, shall be binding upon the parties unless agreed to in writing. Even though a Bio-Rad Selling Entity may acknowledge or accept an order inconsistent with the terms of this Agreement, or make deliveries pursuant thereto, such act by the Bio-Rad Selling Entity will not be deemed acceptance or approval of such inconsistent provisions. Waiver of any term, condition, or provision of this Agreement on one occasion shall not constitute waiver for the purpose of any other occasion.

15.4

No Assignment. This Agreement may not be transferred or assigned by a party without the prior written consent of the other party; provided, that either party may transfer or assign this Agreement without consent in connection with a merger, reorganization, change of control or ownership, or transfer or sale of assets or product lines.

15.5	Binding on Successors. The provisions of this Agreement shall be binding upon and inure to the benefits of the parties, their successors and permitted assigns.

15.6	No Third Party Beneficiaries. This Agreement does not create, and will not be construed as creating, obligations to or rights enforceable by any person or entity that is not a party to this Agreement.

15.7

Force Majeure. The Bio-Rad Selling Entities shall not be liable or responsible for any failures to perform due to unforeseen circumstances or to causes beyond their reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, earthquakes, accidents, strikes, or shortages of transportation, facilities, fuel, energy, labor or materials.

BIO-RAD LABORATORIES SUPPLY AGREEMENT

15.8

Relationship of the Parties; Authority to Bind. Neither party is an agent of the other party. The relationship between the parties is that of independent contractors. Neither party has any right or authority to assume or create any obligations or to make any representations or warranties on behalf of the other party, whether express or implied, or to bind the other party in any respect whatsoever.

15.9	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

15.10

Governing Law. Any dispute arising under this Agreement shall be governed exclusively by the laws and courts of the State of Delaware. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

[Remainder of Page Left Blank; Signature Page Follows]

BIO-RAD LABORATORIES SUPPLY AGREEMENT

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

BIO-RAD LABORATORIES, INC.

By:		By:
Name:		Name:
Title:		Title:

Digital Biology Group Bio-Rad Laboratories, Inc. 5731 West Las Positas Blvd. Pleasanton, CA, USA 94588		Biodesix, Inc. 2970 Wilderness Place, Suite 100 Boulder, CO 80301, USA
Attn:	[***]	Attn:	[ ]
Email:	[***]	Email:	[ ]
Copies of notices must be sent to:

Bio-Rad Laboratories, Inc. 1000 Alfred Nobel Drive Hercules, CA 94547
Attention:	General Counsel
Tel:	(510) 741-6005
Fax:	(510) 741-4048

BIO-RAD LABORATORIES SUPPLY AGREEMENT

Exhibit E

Order Points List

This ORDER POINT LIST is attached to and made a part of the Bio-Rad Laboratories Supply Agreement (“Agreement”) for the purpose of identifying the mutually agreed upon Purchaser locations that are eligible to place orders under the Agreement. Capitalized terms used but not defined in the text of this exhibit shall have the respective meanings ascribed to such terms in the Agreement.

Purchaser and Bio-Rad agree that all orders for Bio-Rad Products from Purchaser locations will be subject to the terms and conditions set forth below. In case of any conflict between the provisions of this Exhibit B01 and those of the Agreement (without Exhibit B01), the provisions of the Agreement (without Exhibit B01) will prevail.

1.	Parties.

Purchaser and Bio-Rad represent that each of them is acting for itself and with the consent and on behalf of the respective other Purchaser locations and other Bio-Rad Selling Entities set forth in section 4 below.

2.	Orders

Purchase orders will be issued by Purchaser to the corresponding Bio-Rad Selling Entity as specified in section 4 below and will reference the Agreement.

3.	Applicable Terms and Conditions

All Bio-Rad Products purchased by the Purchaser are subject to the terms and conditions of the Agreement. The Bio-Rad Selling Entities shall not be bound by any different or additional terms or conditions contained in any purchase orders, pre-printed forms or online agreements of the Purchaser, or arising from prior courses of dealing, usages of trade, or verbal agreements not reduced to writing and signed by both parties. Any such different or additional terms or conditions are hereby rejected.

4.	Order Points

Purchaser and Bio-Rad agree that the following Purchaser locations may purchase from the corresponding Bio-Rad Selling Entities. The complete names and addresses of the Bio-Rad Selling Entities and the Purchaser locations eligible to accept and place orders under this Agreement are as follows:

BIO-RAD LABORATORIES SUPPLY AGREEMENT

Bio-Rad Selling Entities	Purchaser Entities

Bio-Rad Laboratories, Inc. 2000 Alfred Nobel Drive Hercules, CA 94547	Biodesix, Inc. 2970 Wilderness Place, Suite 100 Boulder, CO 80301, USA

Biodesix, Inc. 8960 Commerce Dr De Soto, KS 66018, USA